SALOMON BROTHERS CAPITAL FUND


                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                       China Southern Airlines Company Limited ADR
DATE OF PURCHASE:                                July 25, 1997
NUMBER OF SHARES PURCHASED:                      1,000
AGGREGATE PURCHASE PRICE:                        $30,660
PRICE PER SHARE:                                 $30.66
UNDERWRITING SPREAD:                             $1.61
% GROSS UNDERWRITING SPREAD:                           5.25%
SHARES OFFERED:                                  20,600,000
TOTAL OFFERING:                                  $568,313,760
4% OF OFFERING:                                  $22,732,550
3% OF TOTAL ASSETS:                              $5,291,076(3% of 176,369,189)
BROKER:                                                       Goldman Sachs


Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Goldman, Sachs & Co.
                  Credit Suisse First Boston Corporation
                  Paine Webber Incorporated
                  Smith Barney, Inc.
                  Donaldson, Lufkin & Jenrette Securities
                  Corporation
                  Salomon Brothers Inc

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                    Steel Dynamics
DATE OF PURCHASE:                                 August 13, 1997
NUMBER OF SHARES PURCHASED:                       15,000
AGGREGATE PURCHASE PRICE:                         $375,000
PRICE PER SHARE:                                  $25.00
UNDERWRITING SPREAD:                              $1.00
% GROSS UNDERWRITING SPREAD:                           4.00%
SHARES OFFERED:                                   8,400,000
TOTAL OFFERING:                                   $210,000,000
4% OF OFFERING:                                   $8,400,000
3% OF TOTAL ASSETS:                               $5,384,347(3% of 179,478,220)
BROKER:                                           Morgan Stanley
                                 McDonald & Co.



Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Morgan Stanley & Co. Incorporated
                  Paine Webber Incorporated
                  Donaldson, Lufkin & Jenrette Securities
                  Corporation
                  McDonald & Company Securities, Inc.
                  Salomon Brothers Inc
                  Morgan Stanley & Co. International Limited
                  PaineWebber International (U.K.) Ltd.
                  Donaldson, Lufkin & Jenrette Securities
                  Corporation
                  Salomon Brothers International Limited

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                    Ivex Packaging Corporation
DATE OF PURCHASE:                                 September 30, 1997
NUMBER OF SHARES PURCHASED:                       60,000
AGGREGATE PURCHASE PRICE:                         $960,000
PRICE PER SHARE:                                  $16.00
UNDERWRITING SPREAD:                              $1.08
% GROSS UNDERWRITING SPREAD:                          6.75%
SHARES OFFERED:                                   8,400,000
TOTAL OFFERING:                                   $134,400,000
4% OF OFFERING:                                   $5,376,000
3% OF TOTAL ASSETS:                               $5,744,273(3% of 191,475,768)
BROKER:                                           Merrill Lynch



Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Lehman Brothers Inc.
                  Salomon Brothers Inc
                  Bear, Stearns & Co., Inc.
                  BT Alex. Brown Incorporated
                  Credit Suisse First Boston Corporation
                  Donaldson, Lufkin & Jenrette Securities Corporation Lazard Freres & Co. LLC
                  Paine Webber Incorporated
                  Societe Generale Securities Corporation
                  William Blair & Company, L.L.C.
                  EVEREN Securities, Inc.
                  Legg Mason Wood Walker Incorporated
                  McDonald & Company Securities, Inc.
                  Mesirow Financial, Inc.
                  Nesbitt Burns Securities Inc.
                  Piper Jaffray Inc.
                  Ragen Mackenzie Incorporated
                  Rauscher Pierce Refsnes, Inc.
                  The Robinson - Humphrey Company, Inc.
                  Sutro & Co., Incorporated
                  Wheat, First Securities, Inc.

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                            Fleet Financial Group
DATE OF PURCHASE:                                         December 4, 1997
NUMBER OF SHARES PURCHASED:                               30,000
AGGREGATE PURCHASE PRICE:                                 $2,111,250
PRICE PER SHARE:                                          $70.375
UNDERWRITING SPREAD:                                      $1.50
% GROSS UNDERWRITING SPREAD:                                   4.94%
SHARES OFFERED:                                           10,750,000
TOTAL OFFERING:                                           $756,531,250
25% OF OFFERING:                                          $189,132,813
BROKER:                                                   Merrill Lynch


Note: The above represents the only stock purchased by funds in the Salomon Smith Barney complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated UBS Securities Inc. LLC
                  Credit Suisse First Boston Corporation
                  Goldman, Sachs & Co.
                  Keefe, Bruyette & Woods, Inc.
                  Lehman Brothers Inc.
                  Smith Barney, Inc.

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                        Virgin Express Holdings
DATE OF PURCHASE:                                             November 13, 1997
NUMBER OF SHARES PURCHASED:                                   10,200
AGGREGATE PURCHASE PRICE:                                     $153,000
PRICE PER SHARE:                                              $15.00
UNDERWRITING SPREAD:                                          $.90
% GROSS UNDERWRITING SPREAD:                                       6.00%
SHARES OFFERED:                                               2,140,000
TOTAL OFFERING:                                               $96,300,000
25% OF OFFERING:                                              $24,075,000

BROKER:                                                       Merrill Lynch



Note: A total of 49,200 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $738,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Credit Suisse First Boston Corporation
                  Salomon Brothers Inc
                  Goldman, Sachs & Co.
                  Morgan Stanley & Co. Incorporated
                  Paine Webber Incorporated
                  The Robinson - Humphrey Company, Inc.
                  Smith Barney, Inc.
                  Merrill Lynch International Limited
                  Credit Suisse First Boston (Europe), Ltd
                  Petercam S.A./N.V.
                  Salomon Brothers International Limited

                           SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                The CIT Group
DATE OF PURCHASE:                                             November 13, 1997
NUMBER OF SHARES PURCHASED:                                   7,100
AGGREGATE PURCHASE PRICE:                                     $191,700
PRICE PER SHARE:                                              $27.00
UNDERWRITING SPREAD:                                          $1.35
% GROSS UNDERWRITING SPREAD:                                       5.00%
SHARES OFFERED:                                               31,500,000
TOTAL OFFERING:                                               $850,500,000
25% OF OFFERING:                                              $212,625,000

BROKER:                                                       JP Morgan



Note: A total of 99,400 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $2,683,800.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  J.P. Morgan Securities Inc.
                  Goldman, Sachs & Co.
                  Morgan Stanley & Co. Incorporated
                  Credit Suisse First Boston Corporation
                  Lehman Brothers Inc.
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Salomon Brothers Inc
                  UBS Securities Inc. LLC
                  Bear, Stearns & Co., Inc.
                  BT Alex. Brown Incorporated
                  Chase Securities, Inc.
                  CIBC Oppenheimer Corp
                  Donaldson, Lufkin & Jenrette Securities Corporation Dresdner Kleinwart Benson North America LLC
                  SBC Warburg Dillon Read Inc.
                  Charles Schwab & Co., Inc.
                  Chatsworth Securities LLC
                  Gruntal & Co., LLC
                  Kankaku Securities (America), Inc.
                  Nesbitt Burns Securities Inc.
                  Piper Jaffray Inc.
                  RBC Dominion Securities Corporation
                  Scotia Capital Markets (USA) Inc.

                           SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                AMF Bowling
DATE OF PURCHASE:                                             November 3, 1997
NUMBER OF SHARES PURCHASED:                                   10,200
AGGREGATE PURCHASE PRICE:                                     $198,900
PRICE PER SHARE:                                              $19.50
UNDERWRITING SPREAD:                                          $1.22
% GROSS UNDERWRITING SPREAD:                                       6.26%
SHARES OFFERED:                                               13,500,000
TOTAL OFFERING:                                               $263,250,000
25% OF OFFERING:                                              $65,812,500
BROKER:                                                       Goldman Sachs


Note: A total of 49,200 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $959,400.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Goldman, Sachs & Co.
                  Morgan Stanley & Co. Incorporated
                  Cowen & Company
                  Schroder & Co. Inc.
                  CIBC Oppenheimer Corp
                  A.G. Edwards & Sons, Inc.
                  EVEREN Securities, Inc.
                  Paine Webber Incorporated
                  Salomon Brothers Inc
                  Smith Barney, Inc.
                  Wasserstein Perella Securities, Inc.
                  Wheat First Butcher Singer
                  Advest, Inc.
                  Dain Bosworth Incorporated
                  Davenport & Co. LLC
                  Gruntal & Co., LLC
                  Interstate/Johnson Lane Corporation
                  Jefferies & Company, Inc.
                  Edward D. Jones & Co., L.P.
                  Ladenburg, Thalman & Co., Inc.
                  McDonald & Company Securities, Inc.
                  Principal Financial Securities, Inc.
                  Raymond James & Associates, Inc.
                  Roney & Co., LLC
                  Scott & Stringfellow, Inc.
                  Stephens, Inc.
                  Tucker Anthony Incorporated

                           SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Teligent
DATE OF PURCHASE:                                             November 21, 1997
NUMBER OF SHARES PURCHASED:                                   1,000
AGGREGATE PURCHASE PRICE:                                     $21,500
PRICE PER SHARE:                                              $21.50
UNDERWRITING SPREAD:                                          $1.40
% GROSS UNDERWRITING SPREAD:                                       6.51%
SHARES OFFERED:                                               5,500,000
TOTAL OFFERING:                                               $118,250,000
25% OF OFFERING:                                              $29,562,500
BROKER:                                                       Merrill Lynch


Note: A total of 4,900 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $105,350.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Salomon Brothers Inc
                  Bear, Stearns & Co., Inc.
                  Goldman, Sachs & Co.
                  CIBC Oppenheimer Corp
                  EVEREN Securities, Inc.
                  Friedman, Billings, Ramsey & Co., Inc.
                  Furman Selz LLC
                  Lazard Freres & Co. LLC
                  Legg Mason Wood Walker Incorporated
                  Lehman Brothers Inc.
                  Morgan Stanley & Co. Incorporated
                  NationsBanc Montgomery Securities, Inc.
                  Paine Webber Incorporated
                  Prime Charter LTD
                  SBC Warburg Dillon Read Inc.
                  Smith Barney, Inc.
                  UBS Securities Inc. LLC
                  Arnhold & S. Bleichroeder, Inc.
                  Robert W. Baird & Co. Incorporated
                  George K. Baum & Company
                  Cowen & Company
                  Gabelli & Company, Inc.
                  Janney Montgomery Scott Inc.
                  Parker / Hunter Incorporated
                  Brad Peery Inc.
                  Scott & Stringfellow, Inc.
                  SoundView Financial Group, Inc.
                  Wheat First Securities, Inc.